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                                                                    Exhibit 10.3

                               GUARANTY AGREEMENT

                                                          Date: October 27, 2000


To: Mr. Masami Kogayu, Governor
    Development Bank of Japan


     The undersigned (hereinafter referred to as the "Guarantor"), after having accepted the following terms and conditions, hereby guarantees all the obligations of SCG Japan, Ltd. (hereinafter referred to as the "Debtor") to Development Bank of Japan (hereinafter referred to as the "Bank") arising out of the agreement made by and between the Bank and the Debtor dated 27th of October, 2000 (hereinafter referred to as the "Original Agreement"), certain basic provisions of which are more fully described in Attachment A.

Article 1.

     The Guarantor hereby confirms the obligations of the Debtor under the Original Agreement, and agrees to each article and paragraph of the Original Agreement.

Article 2.

     1. The Guarantor, as primary obligor and not as surety only, shall be jointly and severally responsible with the Debtor (this Guaranty being Rentaihosho under the laws of Japan) for the full and prompt payment to the Bank of the entire amount of the Debtor's obligations under, and in accordance with terms of, the Original Agreement, notwithstanding the validity or invalidity of the Agreement on Commissioning Guaranty entered into by and between the Debtor and the Guarantor. Even if any change or amendment is made to the Original Agreement, the Guarantor shall perform its guaranty obligations in accordance with the Debtor's obligations as changed thereby.

     2. The Guarantor shall not claim any exemption from its obligations hereunder even if there occurs any increase, decrease, replacement, release of, or any other change with respect to the security or the guaranty described in the Original Agreement.


Article 3.

     In the event the Guarantor performs its guaranty obligations, any rights it acquires
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from the Bank by virtue of subrogation shall not be exercised without the Bank's consent until the Debtor has paid in full all of its obligations to the Bank under the original Agreement, as it may be amended from time to time. Further, upon the Bank's request, such rights or ranking thereof shall be assigned to the Bank free of charge and all the procedures required therefor shall be taken.


Article 4.

     On or prior to the date of the execution of this Guaranty Agreement, the Bank shall have confirmed that the Guarantor is able to provide the documents listed in Attachment B and has executed those documents to which it is a party; and all such documents shall be dated the date of the execution of this Guaranty Agreement and shall otherwise be in form and substance satisfactory to the Bank. In any event, the Bank shall have received the originals of such documents at its Tokyo head office by a date to be designated by the Bank.


Article 5.

     1. If any change occurs in the name, the authorized signatories (including the specimen signature(s) thereof), the address, or any other reported matters of the Guarantor, notification thereof shall immediately be given to the Bank in writing, and such change shall become effective upon receipt thereof by the Bank.
     2. In the event that any notice given by the Bank or any document, etc. sent by the Bank is delayed or is not received by the Guarantor because of the Guarantor's failure of filing provided in the preceding paragraph, such notice or document, etc. shall be deemed as having been received by the Guarantor when they are ordinarily so received.


Article 6.

     All expenses incurred in the preparation of this Guaranty Agreement and all other expenses otherwise incurred in connection with this Guaranty Agreement shall be borne by the Guarantor.


Article 7.

     1. This Guaranty Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed and interpreted in accordance with, the laws of Japan.
     2. In the event of any litigation pertaining to this Guaranty Agreement, the Guarantor hereby submits and consents to the non-exclusive jurisdiction of the Tokyo District Court. The Guarantor hereby irrevocably appoints SCG Japan, Ltd./4-32-1, Nishi-
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Gotanda, Shinagawa-ku, Tokyo, Japan as its agent to receive service of process in Japan in connection with any suit, action or proceeding relating to this Guaranty Agreement. In the event that agent ceases to be able to act as agent of the Guarantor hereunder or ceases to have an office in Tokyo, Japan and the Guarantor fails to appoint a successor agent acceptable to the Bank, the Guarantor agrees that the Bank shall automatically serve as its agent to receive service of process in Japan.

Article 8.
     The Guarantor agrees that this Guaranty Agreement shall be binding upon it and its successors and assigns and may not be assigned without the prior written consent of the Bank.

Article 9.
     This Guaranty Agreement shall be prepared in English.



Semiconductor Components Industries, LLC.


By /s/ Dario Sacomani
  --------------------------------

Name: Dario Sacomani

Title: Sr. Vice President &
       Chief Financial Officer

Address of the principal place of the business
     :5005 East McDowell Rd.
      Phoenix, Arizona 85008

Address of the office registered at time of the current incorporation
     :Corporation Trust Center
      1209 Orange St.
      Wilmington, Delaware
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ATTACHMENT A

                   Description of the Original Agreement and
                        Summary of Borrowing Conditions

The Original Agreement:
     Date: October 27, 2000.
     Parties: Development Bank of Japan and SCG Japan, Ltd.


Summary of the Borrowing Conditions thereof

(1)  Principal:
     Yen2,800,000,000-

(2)  Project for which the loan is required:
     Expansion of semiconductor manufacturing facilities at Aizu Plant

(3)  Repayment schedule of the principal:
     Months of repayment of the principal: at intervals of 6 months
               (March, September of every year)
     Date of each repayment: the 20th day
     Final maturity: 20th day of September, 2010
     Repayment schedule: Repayment shall be made on the 20th day of September, 2003 and thereafter until the 20th day of March, 2010 in installments, each amount of which shall be yen190,000,000-, and on the 20th day of September, 2010, Yen140,000,000- shall be repaid.

(4)  Interest rate:
     2.25% per annum (subject to per diem calculation on the basis of 365 days a year.)

(5)  Method of payment of interest:
     Date of first payment of interest: 20th day of March 2001.
     Months of payment of interest: at intervals of 6 months.
               (March, September of every year)
     Date of each payment of interest: the 20th day
     Method of payment: Interest accrued between each payment day shall be paid at the end of the accrual period.

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ATTACHMENT B


                      Documents Required Under Article 4.


1. Copies, certified by a duly authorized officer of the Guarantor, of the Guarantor's certificate of formation, by-laws and limited liability agreement.

2. Copies, certified by a duly authorized officer of the Guarantor, of a consent in writing by the Officers of the Guarantor approving and authorizing the execution, delivery, and performance of the Guaranty Agreement by the Guarantor and authorizing specified officer(s) of the Guarantor to execute and deliver the Guaranty Agreement on behalf of the Guarantor.

3. A certificate signed by a duly authorized officer of the Guarantor as to the incumbency of the Chief Executive Officer or those officer(s) of the Guarantor authorized to sign the Guaranty Agreement and certifying the specimen signatures of such person(s).

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X  [ILLEGIBLE SIGNATURE]
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                                 CERTIFICATION

The undersigned, being a duly appointed Sr. Vice President & Chief Financial Officer of Semiconductor Components Industries, LLC, hereby certifies that the attached document is a copy of the "Limited Liability Company Agreement for Semiconductor Components Industries, LLC, a Delaware Limited Liability Company" signed by the sole member of Semiconductor Components Industries, LLC.

DATED: October 24, 2000
       --------------------------


                           /s/ Dario Sacomani
                           ------------------------------------------
                           Name: Dario Sacomani
                           Title: Sr. Vice President & Chief Financial Officer Semiconductor Components Industries, LLC

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                                 CERTIFICATION

The undersigned, being a duly appointed Sr. Vice President & Chief Financial Officer of Semiconductor Components Industries, LLC, hereby certifies that the attached document is a copy of the "Certificate of Formation of Semiconductor Components Industries, LLC."

DATED: October 24, 2000
       --------------------------


                           /s/ Dario Sacomani
                           ------------------------------------------
                           Name: Dario Sacomani
                           Title: Sr. Vice President & Chief Financial Officer Semiconductor Components Industries, LLC

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                                 CERTIFICATION

The undersigned, Judith A. Boyle, being a duly appointed Assistant Secretary of Semiconductor Components Industries, LLC hereby certifies that:

1. Dario Sacomani is the incumbent Senior Vice President and Chief Financial Officer of Semiconductor Components Industries, LLC as of the date of this certification.

2. The specimen signature below is belonging to Dario Sacomani, Senior Vice President and Chief Financial Officer of Semiconductor Components Industries, LLC.


/s/ Dario Sacomani
-------------------------------------------------
Dario Sacomani
Senior Vice President and Chief Financial Officer
of Semiconductor Components Industries, LLC.

3. Dario Sacomani, Senior Vice President and Chief Financial Officer of Semiconductor Components Industries, LLC is authorized to execute and deliver, on behalf of Semiconductor Components Industries, LLC, the Guaranty Agreement between Semiconductor Components Industries, LLC and Development Bank of Japan.


SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC


By: /s/ Judith A. Boyle
-------------------------------------------------
    (Judith A. Boyle)

Its: Assistant Secretary

Dated: October 24th, 2000
      --------------------------------------------